Exhibit 10.5

Execution Version

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”) is made and entered into as of July 8, 2021, by and among Bullish, a Cayman Islands exempted company (“Pubco”), Bullish Global, a Cayman Islands exempted company (the “Company”), Far Peak Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser”), and block.one, a Cayman Islands exempted company (the “Shareholder”).

WHEREAS, Pubco, the Company, BMC 1, a Cayman Islands exempted company, and BMC 2, a Cayman Islands exempted company, are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement) pursuant to which, among other things, Purchaser will be merged with and into Merger Sub 1, with Merger Sub 1 being the surviving entity and a wholly owned subsidiary of Pubco, and Merger Sub 2 will be merged with and into the Company, with the Company being the surviving entity and a wholly owned subsidiary of Pubco;

WHEREAS, the Shareholder is, as of the date of this Agreement, the sole legal owner of the number of Company Class A Common Shares, Company Class B Preference Shares and Company Class C Common Shares set forth opposite the Shareholder’s name on Schedule A hereto (such Company Class A Common Shares, Company Class B Preference Shares and Company Class C Common Shares, together with any other Company Shares acquired by the Shareholder after the date of this Agreement and during the term of this Agreement, including upon conversion of Company Class B Preference Shares, exercise of options or settlement of restricted share units, being collectively referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, Purchaser and Pubco have requested that the Shareholder enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

Representations and Warranties of the Shareholder

The Shareholder hereby represents and warrants to Pubco, Company and Purchaser as follows:

1.1 Organization and Standing. The Shareholder has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Shareholder is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

1.2 Authorization; Binding Agreement. The Shareholder has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of the Shareholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Shareholder, enforceable against such Party in accordance with its terms, subject to the Enforceability Exceptions.

1.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of the Shareholder is required to be obtained or made in connection with the execution, delivery or performance by the Shareholder of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Shareholder will not (a) conflict with or violate any provision of the Organizational Documents of the Shareholder, (b) conflict with or violate any Law, Order or Consent applicable to the Shareholder or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of the Shareholder under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Shareholder, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5 Subject Shares. The Shareholder is the sole legal owner of the Company Shares set forth opposite the Shareholder’s name on Schedule A hereto, and all such Subject Shares are owned by the Shareholder free and clear of all liens or encumbrances, other than liens or encumbrances pursuant to this Agreement, the Organizational Documents of the Company, any Contract as set forth on Schedule 4.3(b) of the Company Disclosure Schedules or applicable federal or state securities laws. The Shareholder does not legally own any shares of the Company other than the Subject Shares. The Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement, the Organizational Documents of the Company or any Contract as set forth on Schedule 4.3(b) of the Company Disclosure Schedules.

1.6 Business Combination Agreement. The Shareholder understands and acknowledges that Purchaser, the Company and Pubco are entering into the Business Combination Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement. The Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

ARTICLE II

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to the Shareholder, Company and Pubco as follows:

2.1 Organization and Standing. Purchaser is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Purchaser has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2 Authorization; Binding Agreement. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of Purchaser and no other corporate proceedings on the part of Purchaser are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of Purchaser, enforceable against Pubco in accordance with its terms, subject to the Enforceability Exceptions.

2.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of Purchaser is required to be obtained or made in connection with the execution, delivery or performance by Pubco of this Agreement or the consummation by Purchaser of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Purchaser to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Purchaser will not (a) conflict with or violate any provision of Organizational Documents of Purchaser, (b) conflict with or violate any Law, Order or Consent applicable to Purchaser or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Purchaser under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of Purchaser under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Purchaser, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Purchaser to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

ARTICLE III

Representations and Warranties of Pubco

Pubco hereby represents and warrants to the Shareholder, Company and Purchaser as follows:

3.1 Organization and Standing. Pubco is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Pubco has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Pubco is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2 Authorization; Binding Agreement. Pubco has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of Pubco and no other corporate proceedings on the part of Pubco are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by Pubco and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of Pubco, enforceable against Pubco in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of Pubco is required to be obtained or made in connection with the execution, delivery or performance by Pubco of this Agreement or the consummation by Pubco of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Pubco to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Pubco will not (a) conflict with or violate any provision of Organizational Documents of Pubco, (b) conflict with or violate any Law, Order or Consent applicable to Pubco or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Pubco under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of Pubco under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Pubco, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Pubco to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

ARTICLE IV

Representations and Warranties of the Company

The Company hereby represents and warrants to Pubco, the Shareholder and Purchaser as follows:

4.1 Organization and Standing. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2 Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

4.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law, Order or Consent applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

ARTICLE V

Agreement to Vote; Certain Other Covenants of the Shareholder

The Shareholder covenants and agrees during the term of this Agreement as follows:

5.1 Agreement to Vote.

(a) In Favor of Acquisition Merger. At any meeting of the shareholders of the Company called to seek the Required Company Shareholder Approval, or at any adjournment thereof, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Ancillary Documents, the Acquisition Merger, or any other Transaction is sought, the Shareholder shall (i), if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the Required Company Shareholder Approval or, if there are insufficient votes in favor of granting the Required Company Shareholder Approval, in favor of the adjournment such meeting of the shareholders of the Company to a later date.

(b) Against Other Transactions. At any meeting of shareholders of the Company or at any adjournment thereof, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which the Shareholder’s vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Acquisition Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any shares of the Company, any of its material Subsidiaries (including Pubco), or, in case of a public offering only, a newly-formed holding company of the Company or such material Subsidiaries, other than in connection with the Transactions, (ii) any Acquisition Proposal relating to an Alternative Transaction with respect to the Company or any of its material Subsidiaries (including Pubco), and (iii) other than any amendment to Organizational Documents of the Company, Pubco, Merger Sub 1 and Merger Sub 2 permitted under Sections 1.1(d) and 1.2(d) of the Business Combination Agreement, any amendment of Organizational Documents of the Company, Pubco, Merger Sub 1 or Merge Sub 2 or other proposal or transaction involving the Company or any of its Subsidiaries (including Pubco), which, in each of cases (i) and (iii) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Business Combination Agreement or any other Ancillary Document, the Acquisition Merger, or any other Transaction or change in any manner the voting rights of any class of the Company’s share capital.

(c) Revoke Other Proxies. The Shareholder represents and warrants that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies have been or are hereby revoked, other than the voting and other arrangements under the Organizational Documents of the Company.

5.2 No Transfer. Other than (x) pursuant to this Agreement, (y) upon the consent of Purchaser or (z) to an Affiliate of the Shareholder (provided that such Affiliate shall enter into a written agreement, in form and substance reasonably satisfactory to Purchaser, agreeing to be bound by this Agreement to the same extent as such transferring Shareholder was with respect to such transferred Subject Shares), from the date of this Agreement until the date of termination of this Agreement, the Shareholder shall not, directly or indirectly, (i) (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any Subject Share, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), other than pursuant to the Acquisition Merger, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement or the voting and other arrangements under the Organizational Documents of the Company, (iii) take any action that would make any representation or warranty of the Shareholder herein untrue or incorrect, or have the effect of preventing or disabling the Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying the Shareholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. The Shareholder agrees with, and covenants to, Purchaser, Pubco and the Company that the Shareholder shall not request that the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

5.3 Waiver of Dissenters’ Rights. The Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Act and any other similar statute in connection with the Acquisition Merger and the Business Combination Agreement.

5.4 New Shares. In the event that prior to the Acquisition Closing (i) any Company Shares or other securities are issued or otherwise distributed to a Shareholder pursuant to any stock dividend or distribution, or any change in any of the Company Shares or other share capital of the Company by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any Company Shares after the date of this Agreement, including upon exercise of options or settlement of restricted share units or (iii) a Shareholder acquires the right to vote or share in the voting of any Company Share after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

5.5 Termination. This Agreement shall terminate upon the earliest of (i) the Acquisition Effective Time (provided, however, that upon such termination, Section 5.3, this Section 5.5, Section 5.6 and Article VI, shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its willful and material breach of this Agreement prior to such termination.

5.6 Additional Matters. The Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Purchaser, the Company or Pubco may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Ancillary Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Cayman Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Acquisition Merger or any other Transaction.

ARTICLE VI

General Provisions.

6.1 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Pubco and Purchaser in accordance with Section 10.1 of the Business Combination Agreement and to the Shareholder at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

6.2 Governing Law. This Agreement and all Actions (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by the Laws of the Cayman Islands (without giving effect to choice of law principles thereof).

6.3 Miscellaneous. The provisions of Article X (other than the first sentence of Section 10.4) of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

block.one:

Signature: /s/ Stephen Ellis
Name: Stephen Ellis
Title: Authorized Signatory

[Signature Page to Target Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Far Peak Acquisition Corporation:

Signature: /s/ Thomas W. Farley
Name: Thomas W. Farley
Title: Chief Executive Officer

[Signature Page to Target Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Bullish:

Signature: /s/ Andrew Bliss
Name: Andrew Bliss
Title: Director

[Signature Page to Target Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Bullish Global:

Signature: /s/ Kokuei Yuan
Name: Kokuei Yuan
Title: Director

[Signature Page to Target Voting Agreement]

Schedule A

Name of Shareholder	Number of Company Class A Common Shares	Number of Company Class B Preference Shares	Number of Company Class C Common Shares
block.one	225,000,000	52,556,094	—

Address for Notice:

Block.one

c/o Maples Corporate Services Limited

PO Box 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Attn: CLO

with a copy (which will not constitute notice) to:

Email: notices@block.one

and

Kirkland & Ellis

26th Floor, Gloucester Tower, The Landmark

15 Queen’s Road Central

Hong Kong

Attn: Daniel Dusek and Joseph Raymond Casey

Facsimile No.: +852 3761 3301

Telephone No.: +852 3761 9140

Email: daniel.dusek@kirkland.com; joseph.casey@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

United States

Attn: David Feirstein and Francisco Morales Barron

Facsimile No.: +1 (212) 446 4900

Telephone No.: +1 (212) 446 4861

Email: david.feirstein@kirkland.com; francisco.morales@kirkland.com

Schedule A